                      METROPOLITAN LIFE INSURANCE COMPANY

                          PARAGON SEPARATE ACCOUNT B

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES

                               (MULTI MANAGER C)
                               (MULTI MANAGER D)
                              (MULTI MANAGER II)
                              (MULTI MANAGER III)
                                    (AFIS)

                    Supplement dated April 30, 2012 to the
                       Prospectuses dated April 30, 2012

The information in the table below replaces the fund fee and expense information for the indicated Fund as set forth in the fee table in the prospectuses dated April 30, 2012 for the above-referenced policies.

FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                       DISTRIBUTION            ACQUIRED   TOTAL    CONTRACTUAL   NET TOTAL
                                          AND/OR                 FUND    ANNUAL     FEE WAIVER    ANNUAL
                           MANAGEMENT SERVICE (12B-1)  OTHER   FEES AND OPERATING AND/OR EXPENSE OPERATING
FUND                          FEE          FEES       EXPENSES EXPENSES EXPENSES  REIMBURSEMENT  EXPENSES
----------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND
  -- CLASS A
----------------------------------------------------------------------------------------------------------
   Russell 2000(R) Index
     Portfolio               0.25%          --         0.06%    0.08%     0.39%       0.00%        0.39%
----------------------------------------------------------------------------------------------------------

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES
                                    (AFIS)
                                   Issued by

                      METROPOLITAN LIFE INSURANCE COMPANY

                    DIRECT ALL CORRESPONDENCE AND INQUIRIES
                         TO THE ADMINISTRATIVE OFFICE:

                                 METLIFE GVUL
                                MAIL CODE A2-10
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128
                                (800)-685-0124

This Prospectus describes flexible premium variable life insurance policies (the "Contracts") offered by Metropolitan Life Insurance Company (the "Company," "MetLife" "we," "our", or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement and provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policies are collectively referred to in this Prospectus as "Policy" or "Policies."

Prior to May 1, 2006, the Contracts were issued by Paragon Life Insurance Company. These Contracts are now Contracts of the Company as a result of the merger between Paragon Life Insurance Company with the Company as the surviving company. Insurance obligations under Contracts originally issued by Paragon Life Insurance Company are guaranteed by General American Life Insurance Company ("Guarantor"). The Guarantor does not guarantee Contract value or the performance of the investment options available under the Contracts.

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

You may allocate net premiums to the Investment Divisions of Paragon Separate Account A (the "Separate Account"). Each Investment Division invests solely in one of the Funds listed below. For certain Policies, you may also allocate Net Premiums to the General Account.

A full description of the Funds is contained in the prospectus for each Fund. YOU CAN OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT 800-685-0124.


                                  PROSPECTUS

                                APRIL 30, 2012


PLEASE NOTE THAT THE POLICIES AND THE FUNDS:

  .   ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;
  .   ARE NOT FEDERALLY INSURED;
  .   ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND
  .   ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following Funds are available through this Policy:

                 AMERICAN FUNDS INSURANCE SERIES(R) (CLASS 1)
                     American Funds Asset Allocation Fund
                           American Funds Bond Fund
                      American Funds Cash Management Fund
                       American Funds Global Growth Fund
                American Funds Global Small Capitalization Fund
                          American Funds Growth Fund
                       American Funds Growth-Income Fund
                     American Funds High-Income Bond Fund
                       American Funds International Fund
                       American Funds New World Fund(R)
           American Funds U.S. Government/AAA-Rated Securities Fund

            FIDELITY(R) VARIABLE INSURANCE PRODUCTS (INITIAL CLASS)
                            Contrafund(R) Portfolio
                            Equity-Income Portfolio
                            Freedom 2010 Portfolio
                            Freedom 2020 Portfolio
                            Freedom 2030 Portfolio
                            Freedom 2040 Portfolio
                            Freedom 2050 Portfolio
                              Index 500 Portfolio
                               Mid Cap Portfolio

                     MET INVESTORS SERIES TRUST (CLASS A)
                   MFS(R) Emerging Markets Equity Portfolio

                      METROPOLITAN SERIES FUND (CLASS A)
                        Russell 2000(R) Index Portfolio

                MFS(R) VARIABLE INSURANCE TRUST (INITIAL CLASS)
                             MFS(R) Growth Series
                          MFS(R) New Discovery Series
                          MFS(R) Total Return Series

                               TABLE OF CONTENTS

  Policy Benefits/Risks Summary..........................................  4
     Policy Benefits
     Policy Risks
     Fund Risks
  Fee Tables.............................................................  9
     Transaction Charges
     Periodic Charges Other Than Fund Operating Expenses
     Optional Rider Charges
     Fund Charges and Expenses
  Issuing the Policy..................................................... 13
     General Information
     Procedural Information
     Right to Examine Policy (Free Look Right)
     Ownership Rights
     Modifying the Policy
  Premiums............................................................... 16
     Minimum Initial Premium
     Premium Flexibility
     Continuance of Insurance
     Premium Limitations
     Refund of Excess Premium for Modified Endowment Contracts ("MECs")
     Allocation of Net Premiums and Cash Value
  The Company and the General Account.................................... 18
     The Company
     Guarantee of Insurance Obligations
     The General Account
  The Separate Account and the Funds..................................... 20
     The Separate Account
     The Funds
  Policy Values.......................................................... 25
     Policy Cash Value
     Cash Surrender Value
     Cash Value in the General Account
     Cash Value in Each Separate Account Investment Division
  Policy Benefits........................................................ 26
     Death Benefit
     Payment of the Death Benefit
     Death Benefit Options
     Changing Death Benefit Options
     Changing Face Amount
     Accelerated Death Benefits
     Surrender and Partial Withdrawals
     Transfers
     Automatic Investment Strategies
     Loans
     Conversion Right to a Fixed Benefit Policy
     Eligibility Change Conversion
     Payment of Benefits at Maturity
     Facsimile and Internet Requests

   Policy Lapse and Reinstatement........................................ 36
      Lapse
      Reinstatement
   Charges and Deductions................................................ 37
      Transaction Charges
      Periodic Charges
      Federal Taxes
      Variations in Charges
      Annual Fund Operating Expenses
   Federal Tax Matters................................................... 42
      Tax Status of the Policy
      Tax Treatment of Policy Benefits
   Additional Benefits and Riders........................................ 46
   Distribution of the Policies.......................................... 47
      Selling Firms
   General Provisions of the Group Contract.............................. 48
      Issuance
      Premium Payments
      Grace Period
      Termination
      Right to Examine Group Contract
      Entire Contract
      Incontestability
      Ownership of Group Contract
   General Matters Relating to the Policy................................ 50
      Postponement of Payments
   State Variations...................................................... 50
   Legal Proceedings..................................................... 50
   Financial Statements.................................................. 51
   Glossary.............................................................. 51

POLICY BENEFITS/RISKS SUMMARY
================================================================================

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Investment Divisions of the Separate Account, the amount of interest we credit to the General Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

POLICY BENEFITS

PREMIUMS

FLEXIBILITY OF PREMIUMS: The Contractholder will make planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

CANCELLATION PRIVILEGE: The free look period begins when an Owner receives his or her Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of the Owner receiving the Policy or, if later, 45 days after the Policy application is signed. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account and/or, if applicable, the General Account, in accordance with the Owner's instructions. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. A free look period also applies if an Owner requests an increase in Face Amount for that increase.

DEATH BENEFIT

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.

An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES. We calculate the amount payable under each death benefit option as of the Insured's date of death.

  . DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirements.

  . DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.

So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.

ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. Under the Accelerated Death Benefit Settlement Option rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. YOU SHOULD CONSULT A QUALIFIED TAX ADVISER ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A POLICY OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS

SURRENDERS: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A SURRENDER MAY HAVE TAX CONSEQUENCES.

PARTIAL WITHDRAWALS: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE (TERMINATE WITHOUT VALUE).

TRANSFERS: Subject to certain restrictions, an Owner may transfer Cash Value among the Investment Divisions of the Separate Account or General Account, if available. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy). There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers."

LOANS: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Investment Division of the Separate Account or the General Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness and any contingent deferred sales charge. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. LOANS MAY HAVE TAX CONSEQUENCES.

OTHER POLICY BENEFITS

OWNERSHIP RIGHTS: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.

GUARANTEED ISSUE: Acceptance of an application for a Policy is subject to our underwriting rules. We generally will issue the Policy and any children's insurance rider applied for by an employee pursuant to our guaranteed issue procedure. Under this procedure, the employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an employee may apply under the guaranteed issue procedure is subject to certain maximums.

INTERIM INSURANCE: Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

GENERAL ACCOUNT: You may place money in the General Account where it earns at least 4% annual interest, We may credit higher rates of interest, but are not obligated to do so.

SEPARATE ACCOUNT: You may direct the money in your Policy to any of the Investment Divisions of the Separate Account. Each Investment Division invests exclusively in one of the Funds listed on the cover of this prospectus.

CASH VALUE: Cash Value is the sum of your amounts in the General Account, in the Loan Account and the Investment Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Investment Divisions you choose, interest we credit to the General Account, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CASH VALUE.

ADDITIONAL BENEFITS AND RIDERS: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts may not offer certain riders. Please contact us at our Administrative Office for further details.

SETTLEMENT OPTIONS: There may be other ways of receiving proceeds under the death benefit provisions of the Policy, other than in a single sum. None of these options vary with the investment performance of the Investment Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.

CONVERSION RIGHTS: In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, some Group Contracts provide that the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If allowed by state law, the Certificate issued in connection with such a Group Contract will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate.

Some Group Contracts may not have such a continuation of coverage provision and instead continuation of coverage may depend upon whether there is a succeeding plan of insurance. If there is successor insurance, your Certificate will cease and we will pay the Cash Surrender Value to the succeeding carrier. If there is no successor insurance or if the succeeding carrier is unable to accept such Cash Surrender Value, your Certificate will cease and we will pay the Cash Surrender Value to you, unless you elect to exercise the paid-up insurance option using your Cash Surrender Value or to convert the coverage to a personal policy of life insurance.

POLICY RISKS

INVESTMENT RISK

If you invest your Cash Value in one or more Investment Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Investment Divisions will be unfavorable and that the Cash

Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

POLICY LAPSE

If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

TAX TREATMENT

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy Years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

SURRENDER AND PARTIAL WITHDRAWALS

If you surrender the Policy before the beginning of the 11th Policy Year, we will deduct a surrender charge based on premiums actually paid in the first Policy Year or in the first 12 Policy Months after an increase in Face Amount. We also deduct the surrender charge upon lapse of the Policy, a requested decrease in Face Amount, or a partial withdrawal that causes the Face Amount to decrease. It is possible that you will receive no Cash Surrender Value if you surrender your Policy in the first few Policy Years.

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A SURRENDER, IN WHOLE OR IN PART, MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE.

LOANS

A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Investment Divisions of the Separate Account and/or the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Divisions of the Separate Account.

We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A POLICY LOAN MAY HAVE TAX CONSEQUENCES. If an Owner surrenders the Policy or allows the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES
================================================================================

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from and surrendering the Policy. We may charge fees and use rates that are lower than the maximum reflected in the tables.

TRANSACTION CHARGES
----------------

The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, surrenders the Policy, makes partial withdrawals from the Policy, or transfers Cash Value among the Separate Account Investment Divisions and the General Account.

                                                                        MAXIMUM GUARANTEED
           CHARGE                  WHEN CHARGE IS DEDUCTED                AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE           Upon receipt of each premium          1.00% Of each premium
(only for Policies treated as              payment                            payment
individual contracts under
Omnibus Budget
Reconciliation Act of 1990)
---------------------------------------------------------------------------------------------------
PREMIUM TAX CHARGE               Upon receipt of each premium          2.25% Of each premium
                                           payment                            payment
---------------------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL CHARGE        Upon each partial withdrawal                   $25
                                       from the Policy
---------------------------------------------------------------------------------------------------
TRANSFER CHARGE                Upon each transfer in excess of           $25 per transfer
                                     12 in a Policy Year
---------------------------------------------------------------------------------------------------
CONTINGENT DEFERRED SALES          Upon surrender, lapse or         30% or 28% (as set forth in
CHARGE/(1)/                     decrease in Face Amount during    Policy specifications page) of
                                the first 10 Policy Years (and     premiums paid in first Policy
                               during the first 10 Policy Years   Year (or of premiums associated
                                  after an increase in Face          with an increase in Face
                                           Amount)                    Amount), not to exceed
                                                                 guideline annual premium/(2)/ for
                                                                  the initial Face Amount (or for
                                                                    the Face Amount increase).
---------------------------------------------------------------------------------------------------
ACCELERATED DEATH BENEFIT      At the time an accelerated death                $100
ADMINISTRATIVE CHARGE                  benefit is paid
---------------------------------------------------------------------------------------------------

/(1)/The contingent deferred sales charge applicable to a Policy will depend primarily on the first year commissions paid to broker-dealers distributing the Policies. Assuming there have been no increases in Face Amount of a Policy, the contingent deferred sales charge will be a percentage--either 30% or 28%, as set forth in the Policy specifications page--of premiums actually paid in the first Policy Year up to the guideline annual premium for the initial Face Amount of the Policy. The amount of the charge will decrease each year until it reaches zero at the end of 10 Policy Years.

/(2)/The initial guideline annual premium is based on the Insured's age and the Face Amount on the Issue Date; the guideline annual premium associated with any increase in Face Amount is based on the Insured's age at the time of the increase in Face Amount and the amount of the Face Amount increase. The guideline annual premium represents the premium that, if paid on an annual basis and assuming maximum insurance charges and a 5% rate of return on premiums paid, will endow the Policy in force for the designated Face amount when the Insured reaches age 95. The initial guideline annual premium is set forth on the Policy specifications page. The maximum guideline annual premium for a Policy is $982 per $1,000 for an Insured with the following characteristics: Issue Age of 94 and Face Amount of $25,000.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
---------------------------------------------------

The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).

                                                                 MAXIMUM GUARANTEED
             CHARGE               WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED
-------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE/(1)/     On the Investment Start
PER $1000 OF NET AMOUNT AT           date and on each
RISK                                succeeding Monthly
                                        Anniversary
MINIMUM                                                                 $0.16
MAXIMUM                                                                $31.31
CHARGE FOR AN INSURED,                                                  $0.65
  ATTAINED AGE 50, ACTIVELY AT
  WORK
-------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE/(2)/        On the Investment Start         $6 per Policy per
                                     Date and on each          month during the first
                                    succeeding Monthly               Policy Year
                                        Anniversary
-------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK                 Daily             0.90% (annually) of the net
CHARGE/(3)/                                                   assets of each Investment
                                                              Division of the Separate
                                                                       Account
-------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD/(4)/             On each Policy                    3.0%
                                        Anniversary
-------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:/(5) /
-------------------------------------------------------------------------------------------
Waiver of Monthly Deductions      On rider start date and
Rider (per $1.00 of waived            on each Monthly
deduction)                              Anniversary
MINIMUM                                                                 $0.01
MAXIMUM                                                                 $0.21
CHARGE FOR AN INSURED,                                                  $0.08
  ATTAINED AGE 50, ACTIVELY AT
  WORK
-------------------------------------------------------------------------------------------
Children's Life Insurance         On rider start date and               $0.41
Rider (per $1000 of                   on each Monthly
coverage)                               Anniversary
-------------------------------------------------------------------------------------------
Spouse's Life Insurance           On rider start date and
Rider (per $1000 of                   on each Monthly
coverage)                               Anniversary
MINIMUM                                                                 $0.15
MAXIMUM                                                                 $5.16
CHARGE FOR A SPOUSE,                                                    $0.65
  ATTAINED AGE 50
-------------------------------------------------------------------------------------------
Accelerated Death Benefit         See "Accelerated Death Benefit Administrative Charge" in
Settlement Option Rider                     Transaction Charges Table above.
-------------------------------------------------------------------------------------------

--------
/(1)/Cost of insurance rates vary based on the Insured's attained age and rate class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.

/(2)/The maximum administrative charge that we can apply to Policies under any Group Contract can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.
/(3)/The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Investment Division of the Separate Account.
/(4)/The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan Account. The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5%, for a maximum loan interest spread of 3%. While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.
/(5)/Optional rider charges (except for the Accelerated Death Benefit
     Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available request from our Administrative Office.

For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

FUND CHARGES AND EXPENSES

The next tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2011. The Fund expenses used to prepare these tables were provided to MetLife by the Funds. MetLife has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2011. Current or future expenses may be greater or less than those shown.

The first table shows the minimum and maximum total operating expenses charged by the Funds for the fiscal year ended December 31, 2011. The second table shows the total annual operating expenses (in some cases before and after contractual fee waivers or expense reimbursements) charged by each Fund in the fiscal year ended December 31, 2011, as a percentage of the Fund's average daily net asset in the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.

MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                 MINIMUM MAXIMUM
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are
  deducted from Fund assets, including management fees,
  distribution and/or service (12b-1) fees, and other expenses)   0.10%   1.09%
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                      DISTRIBUTION           ACQUIRED   TOTAL    CONTRACTUAL   NET TOTAL
                                         AND/OR                FUND    ANNUAL     FEE WAIVER    ANNUAL
                          MANAGEMENT SERVICE(12B-1)  OTHER   FEES AND OPERATING AND/OR EXPENSE OPERATING
                             FEE          FEES      EXPENSES EXPENSES EXPENSES  REIMBURSEMENT  EXPENSES
--------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 1
--------------------------------------------------------------------------------------------------------
   American Funds Asset
     Allocation Fund        0.29%          --        0.02%      --      0.31%         --         0.31%
--------------------------------------------------------------------------------------------------------

                                            DISTRIBUTION           ACQUIRED   TOTAL    CONTRACTUAL   NET TOTAL
                                               AND/OR                FUND    ANNUAL     FEE WAIVER    ANNUAL
                                MANAGEMENT SERVICE(12B-1)  OTHER   FEES AND OPERATING AND/OR EXPENSE OPERATING
                                   FEE          FEES      EXPENSES EXPENSES EXPENSES  REIMBURSEMENT  EXPENSES
--------------------------------------------------------------------------------------------------------------
   American Funds Bond
     Fund                         0.36%          --        0.02%       --     0.38%          --        0.38%
   American Funds Cash
     Management Fund              0.32%          --        0.01%       --     0.33%          --        0.33%
   American Funds Global
     Growth Fund                  0.53%          --        0.02%       --     0.55%          --        0.55%
   American Funds Global
     Small Capitalization
     Fund                         0.70%          --        0.04%       --     0.74%          --        0.74%
   American Funds Growth
     Fund                         0.32%          --        0.02%       --     0.34%          --        0.34%
   American Funds Growth-
     Income Fund                  0.27%          --        0.01%       --     0.28%          --        0.28%
   American Funds High-
     Income Bond Fund             0.46%          --        0.01%       --     0.47%          --        0.47%
   American Funds
     International Fund           0.49%          --        0.04%       --     0.53%          --        0.53%
   American Funds New
     World Fund(R)                0.73%          --        0.05%       --     0.78%          --        0.78%
   American Funds U.S.
     Government/AAA-
     Rated Securities Fund        0.33%          --        0.01%       --     0.34%          --        0.34%
--------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- INITIAL CLASS
--------------------------------------------------------------------------------------------------------------
   Contrafund(R) Portfolio        0.56%          --        0.09%       --     0.65%          --        0.65%
   Equity-Income Portfolio        0.46%          --        0.10%       --     0.56%          --        0.56%
   Freedom 2010 Portfolio            --          --           --    0.56%     0.56%          --        0.56%
   Freedom 2020 Portfolio            --          --           --    0.60%     0.60%          --        0.60%
   Freedom 2030 Portfolio            --          --           --    0.65%     0.65%          --        0.65%
   Freedom 2040 Portfolio            --          --           --    0.68%     0.68%          --        0.68%
   Freedom 2050 Portfolio            --          --           --    0.70%     0.70%          --        0.70%
   Index 500 Portfolio            0.05%          --        0.05%       --     0.10%          --        0.10%
   Mid Cap Portfolio              0.56%          --        0.10%       --     0.66%          --        0.66%
--------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST --
  CLASS A
--------------------------------------------------------------------------------------------------------------
   MFS(R) Emerging Markets
     Equity Portfolio             0.92%          --        0.17%       --     1.09%          --        1.09%
--------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND --
  CLASS A
--------------------------------------------------------------------------------------------------------------
   Russell 2000(R) Index
     Portfolio                    0.25%          --        0.06%    0.01%     0.32%       0.00%        0.32%
--------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE
  TRUST -- INITIAL CLASS
--------------------------------------------------------------------------------------------------------------
   MFS(R) Growth Series           0.75%          --        0.09%       --     0.84%          --        0.84%
   MFS(R) New Discovery
     Series                       0.90%          --        0.08%       --     0.98%          --        0.98%
   MFS(R) Total Return Series     0.75%          --        0.06%       --     0.81%       0.03%        0.78%

The Net Total Annual Operating Expenses shown in the table reflect contractual arrangements currently in effect under which the investment advisers of certain Funds have agreed to waive fees and/or pay expenses of the Funds until at least April 30, 2013. In the table, "0.00%" in the Contractual Fee Waiver and/or Expense Reimbursement column indicates that there is a contractual arrangement in effect for that Fund, but the expenses of the Fund are below the level that would trigger the waiver or reimbursement. The Net Total Annual Operating Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements or arrangements that terminate prior to April 30, 2013. The Funds provided the information on their expenses, and we have not independently verified the information.

ISSUING THE POLICY
================================================================================

GENERAL INFORMATION

The Policies described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse.

Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums.

For some Group Contracts, if there is sufficient Cash Surrender Value, the individual insurance provided by the Certificate will continue should the Group Contract cease or the employee's employment end. For other Group Contracts, continuation of coverage depends on whether there is a succeeding plan of insurance. (See "Conversion Rights--Conversion upon Termination of the Group Contract or Change in Insured's Eligibility.")

PROCEDURAL INFORMATION

We generally will issue a Group Contract to employers whose employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy under a Group Contract must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder a Certificate to give to each Owner.

We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:

  . to persons who wish to continue coverage after a Group Contract has terminated;
  . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. If the employer is a partnership, a partner may be an eligible employee.

Guaranteed Issue. We generally will issue the Policy and any spouse and children's insurance rider applied for by the employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Policy. Under this procedure, the employee is only required to answer qualifying questions in the application for Individual Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Group Contract or other employer-sponsored insurance program.

Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

  .   the Face Amount exceeds the Guaranteed Issue Amount described above;
  .   the Policy has previously been offered to the employee;
  . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
  . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's rider if the employee is not eligible for guaranteed issue underwriting, or (even if the employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.

Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates."

Interim Insurance. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

  .   the date insurance coverage begins on the Policy applied for;
  . the date a Policy other than the Policy applied for is offered to the applicant;

  . the date the Company notifies the applicant that the application for any proposed Insured is declined;
  .   60 days from the date of application; or
  . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

Employee's Spouse. Before issuing a Policy to an employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

  .   the appropriate application for Individual Insurance is signed;
  .   the initial premium has been paid prior to the Insured's death;
  .   the Insured is eligible for the Policy; and
  . the information in the application is determined to be acceptable to the Company.

RIGHT TO EXAMINE POLICY (FREE LOOK RIGHT)

Initial Free Look Period. The free look period begins when an Owner receives his or her Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of the Owner receiving the Policy or, if later, 45 days after the Policy application is signed. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account and/or, if applicable, the General Account, in accordance with the Owner's instructions. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

Free Look for Increase in Face Amount. Similarly, an Owner may cancel an increase in Face Amount within 20 days from the date the Owner received the new Policy specifications pages for the increase

If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Investment Divisions and the General Account, if applicable, in the same manner as it was deducted.

OWNERSHIP RIGHTS

The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

  . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
  . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
  .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
================================================================================

MINIMUM INITIAL PREMIUM

No insurance will take effect until the minimum initial premium is paid, and the health and other conditions including eligibility of the insured described in application for individual insurance must not have changed. The Contractholder or employer will pay the initial premium on behalf of the Owner. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned annual premium.

We will apply the initial premium paid by a Contractholder or designated payor to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that a Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy's Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.

If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts the planned annual premium usually will be paid by the Contractholder on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder and us. The Owner must authorize the amount of the premiums paid by the Contractholder. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. (See "Policy Lapse and Reinstatement".)

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.

CONTINUANCE OF INSURANCE

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. For some Group Contracts, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided by the Certificate will automatically continue even if the Group Contract terminates. Individual Insurance also will continue if the employee's employment with the Contractholder terminates. (See "Conversion Rights--Conversion Right upon Termination of the Group Contract or Change in Insured's Eligibility.") In either circumstance, an Owner of a Certificate converted by amendment to an Individual Policy must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.

PREMIUM LIMITATIONS

Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.

We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.

MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as "Modified Endowment Contracts ("MECs"), which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to the Owner. We will apply premium payments over the MEC limits only when an Owner instructs us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.

ALLOCATION OF NET PREMIUMS AND CASH VALUE

When an Owner applies for a Policy, he or she gives us instructions to allocate net premiums to one or more Investment Divisions of the Separate Account and/or, if applicable, the General Account. If an Owner fails to provide allocation instructions, we may allocate net premiums as described in the application. We will allocate an Owner's net premiums according to the following rules:

  . The minimum percentage of any allocation to an investment option is 10 percent of the net premium.
  . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
  . The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.
  . We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocation currently in effect for the Policy, unless otherwise specified.
  . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.
  . There are limitations on the amount of net premium that may be allocated to the General Account. (See "The General Account-Restrictions on Allocations and Transfers to the General Account.")

Investment returns from amounts allocated to the Investment Divisions of the Separate Account will vary with the investment performance of the Investment Divisions and will be reduced by Policy charges. THE OWNER BEARS THE ENTIRE INVESTMENT RISK FOR AMOUNTS HE OR SHE ALLOCATES TO THE INVESTMENT DIVISIONS. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction your Policy.

THE COMPANY AND THE GENERAL ACCOUNT
================================================================================

THE COMPANY

Metropolitan Life Insurance Company is a leading provider of insurance, annuities and employee benefit programs with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement and savings products and many other services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers in over 50 countries. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia Pacific, Europe and the Middle East.

Obligations to Owners and Beneficiaries that arise under the Contract are obligations of MetLife.

GUARANTEE OF INSURANCE OBLIGATIONS

General American Life Insurance Company ("General American") is a wholly-owned subsidiary of MetLife. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's home office is located at 13045 Tesson Ferry Road,
St. Louis, Missouri 63128.

For Contracts issued before May 1, 2006, General American agreed to ensure that there will be sufficient funds to meet obligations under the Contracts. Insurance obligations under the Contracts include, without limitation, any death benefits payable under the Contracts and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the variable investment options available under the Contract. In the event an Owner of such a Contract presents a legitimate claim for payment, General American will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against General American directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on General American, its successors or assignees and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American's rating.

With respect to the guarantee, General American is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.

THE GENERAL ACCOUNT

The General Account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the General Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

Restrictions on Allocations and Transfers to the General Account. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy's specifications page.

Restrictions on Partial Withdrawals and Transfers from the General Account. After the first Policy Year, an Owner may withdraw a portion of Cash Value from the General Account. The minimum amount that can be withdrawn from the General Account is the lesser of $50 or the Policy's Cash Value in the General Account. An Owner may also transfer amounts between the General Account to the Investment Divisions of the Separate Account in an amount not less than $250. We are not currently enforcing these restrictions but reserve our right to do so in the future. The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:

  . the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, MULTIPLIED by the withdrawal percentage limit shown on the Policy's specifications page, or
  .   the previous Policy Year's General Account maximum withdrawal amount.

We are not currently enforcing this restriction for partial withdrawals but reserve our right to do so in the future. It is important to note that since we are enforcing the restrictions on transfers from the General Account, it could take a number of years to fully transfer a current balance in the General Account to the Investment Divisions of the Separate Account. You should keep this in mind when considering whether an allocation of Cash Value to the General Account is consistent with your risk tolerance and time horizon. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Transfers and Partial Withdrawals from the General Account are also subject to the general provisions regarding transfers and partial withdrawals. (See "Surrenders and Partial Withdrawals" and "Transfers".)

The Loan Account is part of the General Account.

WE HAVE NOT REGISTERED INTERESTS IN THE GENERAL ACCOUNT UNDER THE SECURITIES ACT OF 1933, NOR HAVE WE REGISTERED THE GENERAL ACCOUNT AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GENERAL ACCOUNT.

THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

THE SEPARATE ACCOUNT

The Separate Account was established as a separate investment account on October 30, 1987 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.

The Separate Account is divided into Investment Divisions, each of which invests in shares of a Fund shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Investment Division of the Separate Account are credited to or charged against that Investment Division without regard to income, gains, or losses from any other Investment Division of the Separate Account or arising out of any other business the Company may conduct.

We segregate the assets in the Separate Account from our General Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our General Account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy's Cash Value in the Separate Account. Any such amount that exceeds the Policy's Cash Value in the Separate Account is paid from our General Account. Death benefit amounts paid from the General Account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our General Account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its General Account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

THE FUNDS

Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser and, if applicable, the sub-adviser, of each Fund.

     FUNDING OPTION                   INVESTMENT OBJECTIVE              INVESTMENT ADVISER/SUBADVISER
-------------------------------------------------------------------------------------------------------
AMERICAN FUNDS
INSURANCE SERIES(R) --
CLASS 1
-------------------------------------------------------------------------------------------------------
American Funds Asset       Seeks high total return (including income    Capital Research and
Allocation Fund            and capital gains) consistent with           Management Company
                           preservation of capital over the long term.
-------------------------------------------------------------------------------------------------------
American Funds Bond        Seeks as high a level of current income as   Capital Research and
Fund                       is consistent with the preservation of       Management Company
                           capital.
-------------------------------------------------------------------------------------------------------
American Funds Cash        Seeks to earn income on your cash            Capital Research and
Management Fund            reserves while preserving capital and        Management Company
                           maintaining liquidity.
-------------------------------------------------------------------------------------------------------
American Funds Global      Seeks long-term growth of capital.           Capital Research and
Growth Fund                                                             Management Company
-------------------------------------------------------------------------------------------------------
American Funds Global      Seeks long-term growth of capital.           Capital Research and
Small Capitalization Fund                                               Management Company
-------------------------------------------------------------------------------------------------------
American Funds Growth      Seeks growth of capital.                     Capital Research and
Fund                                                                    Management Company
-------------------------------------------------------------------------------------------------------
American Funds Growth-     Seeks long-term growth of capital and        Capital Research and
Income Fund                income.                                      Management Company
-------------------------------------------------------------------------------------------------------
American Funds High-       Seeks a high level of current income. Its    Capital Research and
Income Bond Fund           secondary investment objective is capital    Management Company
                           appreciation.
-------------------------------------------------------------------------------------------------------
American Funds             Seeks long-term growth of capital.           Capital Research and
International Fund                                                      Management Company
-------------------------------------------------------------------------------------------------------
American Funds New         Seeks long-term capital appreciation.        Capital Research and
World Fund(R)                                                           Management Company
-------------------------------------------------------------------------------------------------------
American Funds U.S.        Seeks a high level of current income         Capital Research and
Government/AAA-Rated       consistent with preservation of capital.     Management Company
Securities Fund
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE
INSURANCE PRODUCTS --
INITIAL CLASS
-------------------------------------------------------------------------------------------------------
Contrafund(R) Portfolio    Seeks long-term capital appreciation.        Fidelity Management & Research
                                                                        Company
                                                                        Subadviser: FMR Co., Inc.
-------------------------------------------------------------------------------------------------------

      FUNDING OPTION                   INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
----------------------------------------------------------------------------------------------------------
Equity-Income Portfolio     Seeks reasonable income. The fund will       Fidelity Management & Research
                            also consider the potential for capital      Company
                            appreciation. The fund's goal is to achieve  Subadviser: FMR Co., Inc.
                            a yield which exceeds the composite yield
                            on the securities comprising the S&P 500(R)
                            Index.
----------------------------------------------------------------------------------------------------------
Freedom 2010 Portfolio      Seeks high total return with a secondary     Strategic Advisers, Inc.
                            objective of principal preservation as the
                            fund approaches its target date and beyond.
----------------------------------------------------------------------------------------------------------
Freedom 2020 Portfolio      Seeks high total return with a secondary     Strategic Advisers, Inc.
                            objective of principal preservation as the
                            fund approaches its target date and beyond.
----------------------------------------------------------------------------------------------------------
Freedom 2030 Portfolio      Seeks high total return with a secondary     Strategic Advisers, Inc.
                            objective of principal preservation as the
                            fund approaches its target date and beyond.
----------------------------------------------------------------------------------------------------------
Freedom 2040 Portfolio      Seeks high total return with a secondary     Strategic Advisers, Inc.
                            objective of principal preservation as the
                            fund approaches its target date and beyond.
----------------------------------------------------------------------------------------------------------
Freedom 2050 Portfolio      Seeks high total return with a secondary     Strategic Advisers, Inc.
                            objective of principal preservation as the
                            fund approaches its target date and beyond.
----------------------------------------------------------------------------------------------------------
Index 500 Portfolio         Seeks investment results that correspond to  Fidelity Management & Research
                            the total return of common stocks publicly   Company
                            traded in the United States, as represented  Subadvisers: FMR Co., Inc.;
                            by the S&P 500(R) Index.                     Geode Capital Management, LLC
----------------------------------------------------------------------------------------------------------
Mid Cap Portfolio           Seeks long-term growth of capital.           Fidelity Management & Research
                                                                         Company
                                                                         Subadviser: FMR Co., Inc.
----------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES
TRUST -- CLASS A
----------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets     Seeks capital appreciation.                  MetLife Advisers, LLC
Equity Portfolio                                                         Subadviser: Massachusetts
                                                                         Financial Services Company
----------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES
FUND -- CLASS A
----------------------------------------------------------------------------------------------------------
Russell 2000(R) Index       Seeks to track the performance of the        MetLife Advisers, LLC
Portfolio                   Russell 2000(R) Index.                       Subadviser: MetLife Investment
                                                                         Advisors Company, LLC
----------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE
INSURANCE TRUST --
INITIAL CLASS
----------------------------------------------------------------------------------------------------------
MFS(R) Growth Series        Seeks capital appreciation.                  Massachusetts Financial Services
                                                                         Company
----------------------------------------------------------------------------------------------------------
MFS(R) New Discovery        Seeks capital appreciation.                  Massachusetts Financial Services
Series                                                                   Company
----------------------------------------------------------------------------------------------------------
MFS(R) Total Return Series  Seeks total return.                          Massachusetts Financial Services
                                                                         Company
----------------------------------------------------------------------------------------------------------

In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED
OBJECTIVE. For example, an investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Investment Divisions may become extremely low and possibly negative. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IS IN THE PROSPECTUSES FOR THE FUNDS.

Certain Payments We Receive with Regard to the Funds. An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment adviser MetLife Advisers, LLC which is formed as a "limited liability company". Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the portfolio. We will benefit accordingly from assets allocated to the portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Fund Charges and Expenses" for information on the management fees paid by the funds to the adviser and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to the subadvisers.)

Selection of Funds. We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.

Addition, Deletion, or Substitution of Funds. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to
(i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Investment Divisions of the Separate Account. We will establish new Investment Divisions when marketing needs or investment conditions warrant. Any new Investment Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

  .   eliminate or combine one or more Investment Divisions;
  .   substitute one Investment Division for another Investment Division; or
  . transfer assets between Investment Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  .   operated as a management company under the 1940 Act;
  . deregistered under that Act in the event such registration is no longer required; or
  .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Investment Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Investment Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES
================================================================================

POLICY CASH VALUE

The Cash Value of the Policy equals the sum of all values in the General Account (if applicable), Loan Account and each Investment Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Investment Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (E.G., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY CASH VALUE.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness.

CASH VALUE IN THE GENERAL ACCOUNT

On each Valuation Date, the Cash Value in the General Account will equal:

  . the amount of the Net Premiums allocated or Cash Value transferred to the General Account; PLUS
  .   interest at the rate of at least 4% per year; PLUS
  . any excess interest which we credit and any amounts transferred into the General Account; LESS
  . the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.

CASH VALUE IN EACH SEPARATE ACCOUNT INVESTMENT DIVISION

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Investment Division of the Separate Account. We compute the Cash Value in an Investment Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Investment Division by the unit value for that Investment Division. More detailed information concerning these computation methods is available from our Administrative Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of an Investment Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units. The number of units in any Investment Division of the Separate Account at the end of any valuation day equals:

  .   the initial units purchased at the unit value on the Issue Date; PLUS
  .   units purchased with additional net premiums; PLUS
  . units purchased via transfers from another Investment Division, the General Account, or the Loan Account; MINUS
  .   units redeemed to pay for monthly deductions; MINUS
  .   units redeemed to pay for partial withdrawals; MINUS
  . units redeemed as part of a transfer to another Investment Division, the General Account, or the Loan Account.

Every time you allocate or transfer money to or from a Separate Account Investment Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Investment Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Investment Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Investment Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Investment Division at the end of any Valuation Period equals:

  . the value of the net assets of the Investment Division at the end of the preceding Valuation Period; PLUS
  . the investment income and capital gains, realized or unrealized, credited to the net assets of that Investment Division during the Valuation Period for which the unit value is being determined; MINUS
  . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; MINUS
  . any amount charged against the Investment Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Investment Division; MINUS
  . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; DIVIDED BY
  . aggregate units outstanding in the Investment Division at the end of the preceding Valuation Period.

POLICY BENEFITS
================================================================================

DEATH BENEFIT

As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office
(i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require the Owner to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner's estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.

Death benefit proceeds equal:

  .   the death benefit (described below); PLUS
  .   any additional insurance provided by rider; MINUS
  .   any unpaid monthly deductions; MINUS
  .   any outstanding Indebtedness.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

PAYMENT OF THE DEATH BENEFIT

Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Policy--Delays in Payments We Make". The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.

We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.

Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

DEATH BENEFIT OPTIONS

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death.

Under Option A, the death benefit is:

  .   the current Face Amount of the Policy or, if greater,
  .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

  .   the current Face Amount plus the Cash Value of the Policy or, if greater,
  . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value MULTIPLIED BY the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING DEATH BENEFIT OPTIONS.

CHANGING FACE AMOUNT

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to restrict changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. CHANGING THE FACE AMOUNT ALSO MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND YOU SHOULD CONSULT A TAX ADVISER BEFORE DOING SO.

Face Amount Increases. An Owner may increase Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract we may establish a substantially higher Face Amount for Policies issued under that Contract. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

Face Amount Decreases. An Owner may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.")

ACCELERATED DEATH BENEFITS

We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. AN OWNER SHOULD CONSULT A TAX ADVISOR BEFORE ADDING THESE RIDERS TO HIS OR HER POLICY OR REQUESTING PAYMENT OF AN ACCELERATED DEATH BENEFIT.

SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Policy-Postponement of Payments.") SURRENDERS AND PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES.

Surrender. The Owner may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that an Owner return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. An Owner may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal at the unit values determined at the end of the Valuation Period during which we receive an Owner's request. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount to $500. The minimum amount that can be withdrawn from any one Investment Division or from the General Account is the lesser of $50 or the Policy's Cash Value in that Investment Division or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. There are additional limitations on the amounts that may be withdrawn from the General Account. (See "The General Account--Restrictions on Partial Withdrawals and Transfers from the General Account.") Subject to the above conditions, the Owner may allocate the amount withdrawn among the Investment Divisions or the General Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the General Account and the Investment Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in the General Account and in each Investment Division bears to the unloaned Cash Value of the Policy). If restrictions on amounts that may be withdrawn from the General Account will not allow this proportionate allocations, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Investment Division or the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the General Account and the remaining Investment Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in a particular Investment Division or in the General Account. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000. A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

TRANSFERS

An Owner may transfer Cash Value, not including amounts credited to the Loan Account, among the Investment Divisions available with the Policy and, for certain Policies, between the General Account and the Investment Divisions. An Owner may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. Transfers to and from the General Account are subject to restrictions. (See "The General Account.") The following terms apply to transfers under a Policy.

  . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4.00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Investment Division determined at the close of the next regular trading session of the New York Stock Exchange.
  . We will consider all transfer requests received on the same Valuation Day a single transfer request.
  . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in an Investment Division or in the General Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
  . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.
  . The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.

Frequent requests from Owners to transfer cash value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e., the American Funds Global Growth Fund, American Funds Global Small Capitalization Fund, American Funds High Income Bond Fund, American Funds International Fund, American Funds New World Fund, the Met Investors Trust MFS(R) Emerging Markets Equity Portfolio, the Metropolitan Series Fund Russell 2000(R) Index Portfolio and the MFS(R) New Discovery Series--the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap and high yield Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Funds, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Funds or other identified Funds under that Policy to be submitted with an original signature.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract.

Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Funds and there are no arrangements in place to permit any Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Fund generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single Owner). You should read the Fund prospectuses for more details.

AUTOMATIC INVESTMENT STRATEGIES

Dollar Cost Averaging. Allows the Owner to automatically transfer a predetermined amount of money from the American Funds Insurance Series Cash Management Fund Investment Division or equivalent money market Investment Division to a number of available Investment Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy's Cash Value in the American Funds Insurance Series Cash Management Fund Investment Division or equivalent money market Investment Division must be greater than or equal to $1000.00. The minimum total monthly transfer amount must be greater than or equal to $100.00.

Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.

Annual Automatic Portfolio Rebalancing. Allows the Owner to automatically reallocate your Cash Value among the elected Investment Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).

Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.

The automated transfers under these investment strategies will not count towards market timing constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.

You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. You cannot participate in both strategies at the same time. However, either strategy may be discontinued at any time.

LOANS

Loan Privileges. After the first Policy Anniversary, the Owner may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus
(b) minus (c), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
  .   (b) is the amount of any outstanding Indebtedness.
  .   (c) is any contingent deferred sales charges.

The minimum amount that may be borrowed is $100. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Administrative Office, although payments may be postponed under certain circumstances.

We will process each loan request at the unit values determined at the end of the Valuation Period during which we receive an Owner's request.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless the Owner requests a different allocation, we will transfer amounts from the Investment Divisions of the Separate Account and the General Account on a pro-rata basis in the proportion that the Policy's Cash Value in each Investment Division and in the General Account bears to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Interest Rate Charged for Policy Loans. We charge an Owner 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Investment Divisions and the General Account on a pro-rata basis in the proportion that the Cash Value in each Investment Division and in the General Account bears to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the General Account and the Investment
Divisions: (i) each Policy Anniversary; (ii) when a new loan is made;
(iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. An Owner may repay all or part of his or her Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and Separate Account Investment Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Investment Divisions and/or the General Account (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Investment Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Investment Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. THE OWNER OF A POLICY SHOULD SEEK COMPETENT ADVICE BEFORE REQUESTING A POLICY LOAN.

CONVERSION RIGHT TO A FIXED BENEFIT POLICY

An Owner may, upon written request convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Investment Divisions. If, during the first two Policy Years, an Owner requests in writing that we transfer all of his or her Cash Value into the General Account and the Owner indicates that he or she is exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

ELIGIBILITY CHANGE CONVERSION

As long as the Policy is in force, an Insured's coverage will continue even if an Insured's eligibility under the Group Contract ends because the Group Contract terminates or the employee's employment ends. Even if the Policy has lapsed and is not in force, the right to reinstate and to convert a lapsed Policy remains despite the change in the employee's eligibility during the reinstatement period.

We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the

Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the amended Certificate will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.")

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. We automatically will amend the Certificate issued to the employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Under certain group contracts, some states may also require a conversion option
(i) if the Insured's employment terminates, or (ii) if the Insured's membership in an eligible class terminates, or (iii) if the amount of life insurance the Insured is eligible for is reduced.

Conditions for Conversion. If you choose to convert the Certificate to a personal policy of life insurance for any of the reasons set forth above, we must receive your written application and the premium due for the new policy at our Administrative Office, within the relevant application period. The amount of the new policy will be determined as specified in your Certificate. We or one of our affiliates will issue a new policy, which will be subject to the conditions set forth in the form of Contract applicable to you. The new policy will take effect on the 32nd day after the date the life insurance coverage under the Certificate ends (or the amount of life insurance the Insured is eligible for is reduced), regardless of the duration of the relevant application period.

PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept telephone, facsimile, and via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

  . We will employ reasonable procedures to confirm that instructions are genuine.
  . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. The Owner bears the risk of any such loss.
  . These procedures may include requiring forms of personal identification before acting upon instructions, and/or providing written confirmation of transactions to the Owner.
  . We reserve the right to suspend facsimile and/or Internet instructions at any time for any class of Policies for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using Internet systems.

We are not able to verify that the person providing your PIN and giving us instructions via the Internet is the Owner or is authorized to act on the Owner's behalf.

Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Administrative Office.

POLICY LAPSE AND REINSTATEMENT
================================================================================

LAPSE

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.

REINSTATEMENT

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If an Owner reinstates a lapsed Policy and elects to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to the Owner. The effective date of the new Policy will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

CHARGES AND DEDUCTIONS
================================================================================

We will deduct certain charges under the Policy in consideration for:
(i) services and benefits we provide; (ii) costs and expenses we incur;
(iii) risks we assume, and (iv) our profit expectations.

SERVICES AND BENEFITS WE PROVIDE:

  .   the death benefit, cash and loan benefits under the Policy
  .   investment options, including premium allocations
  .   administration of elective options
  .   the distribution of reports to Owners

COSTS AND EXPENSES WE INCUR:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .   overhead and other expenses for providing services and benefits
  .   sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

RISKS WE ASSUME:

  . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
  . that the costs of providing the services and benefits under the Policies exceed the charges we deduct our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.

TRANSACTION CHARGES

Premium Expense Charge. For certain policies deemed to be individual contracts under Federal tax laws, we make a charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.

The sales charges will not change even if an Insured is no longer eligible under a Group Contract, but continues coverage on an individual basis.

The net premium payment is calculated as the premium payment less:

  .   Any applicable premium expense charge; minus
  .   The premium tax charge (described below)

Premium Tax Charge. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2.25% from all Policies. The 2.25% charge may be higher or lower than actual premium taxes, if any, assessed in your location.

Partial Withdrawal Transaction Charge. An Owner may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

Transfer Charge. After the first Policy Year, an Owner may transfer a portion of his or her Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.

Contingent Deferred Sales Charge. During the first ten Policy years, we may assess a charge upon surrender or lapse of the Policy, a requested decrease in the face amount, or a partial withdrawal that causes the face amount to decrease. The amount of the charge will depend on a number of factors, including:

  .   The commission rate paid to the broker-dealer distributing the Policy,
  . The allocation of the total sales load between the premium expense charge and the contingent deferred sales charges,
  .   Whether the event is a full surrender or lapse or decrease in Face Amount,
  . The amount of premiums received by the Company during the first Policy Year for the initial Face Amount and within 12 policy months following any increase in Face Amount, and
  .   The Policy Year in which the surrender or other event takes place.

If no commissions are paid, no contingent deferred sales charge will be charged.

If a contingent deferred sales charge applies to a Policy, we will also calculate an additional charge for each increase in the Face Amount. The additional charge will be charged upon surrender, lapse, or decrease in the Face Amount following the increase. The additional charge will apply for the first ten years following the effective date of the increase in Face Amount and also will depend on the factors affecting the amount of the basic contingent deferred sales charge.

Calculation of Charge. The contingent deferred sales charge is calculated separately for the initial Face Amount and for any increase in Face Amount. If no increases in Face Amount have yet become effective and a Policy with a contingent deferred sales charge is surrendered, the charge will be equal to a percentage of premiums paid during the first Policy Year up to the guideline annual premium for the initial Face Amount. The percentage, either 30% or 28% of premiums actually paid during the first Policy Year, will be set forth in the Policy's specifications pages. The amount of the charge will decrease each year after the first Policy Year by 1/10 of the total charge until it reaches zero at the end of ten Policy Years (see table below).

If an increase in Face Amount has gone into effect and the Policy is surrendered within the first 12 Policy Months after the effective date of such increase, the additional charge, if any, associated with the increase will equal a percentage of premiums associated with the increase which are received within the 12 Policy Months of the increase, up to the guideline premium for the increase. The percentage charged will be the same as that for the initial Face Amount (that is, either 30% for 28%) and will be set forth in the specifications pages issued in connection with the increase. The charge applicable to an increase in Face Amount will decrease by 1/10 of the total charge each year after the first year that the increase is in effect until it reaches zero at the end of year ten, as shown below.

Because the charge is based only on premiums actually paid in the first Policy Year or in the first 12 Policy Months after an increase in Face Amount, the timing of premium payments may affect the amount of the contingent deferred sales charge under a Policy.

               CONTINGENT DEFERRED SALES CHARGE PERCENTAGE TABLE

               POLICY YEAR/ (1)/   PERCENTAGE OF THE CDSL PAYABLE:
              ----------------------------------------------------
                       1                        100%
              ----------------------------------------------------
                       2                         90%
              ----------------------------------------------------
                       3                         80%
              ----------------------------------------------------
                       4                         70%
              ----------------------------------------------------
                       5                         60%
              ----------------------------------------------------
                       6                         50%
              ----------------------------------------------------
                       7                         40%
              ----------------------------------------------------
                       8                         30%
              ----------------------------------------------------
                       9                         20%
              ----------------------------------------------------
                      10                         10%
              ----------------------------------------------------
                 11 and later                    0%
              ----------------------------------------------------

--------
/(1)/For requested increases, years are measured from the effective date of the increase.

Charge for Decrease. If there has been no prior requested increase in Face Amount, the amount of the contingent deferred sales charge deducted upon a decrease in Face Amount will equal a fraction of the charge that would have been deducted if the Policy had instead been surrendered at that time. The fraction is determined by dividing the amount of the decrease by the Policy's Face Amount before the decrease and multiplying the result by the contingent deferred sales charge that would have been deducted if the Policy had been surrendered (rather than the Face Amount decreased) at that time.

If there had been a prior increase in Face Amount, the amount of the charge will depend on whether the initial Face Amount or subsequent increases in Face Amount are being decreased, which in turn will depend on whether the decrease arises from a partial withdrawal or a requested decrease in Face Amount. Where the decrease causes a partial reduction in an increase or in the initial Face Amount a proportionate share of the contingent deferred sales charge for that increase or the initial Face Amount will be deducted.

PERIODIC CHARGES

Monthly Deduction. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from the General Account and each Investment Division on a pro rata basis in the proportion that a Policy's Cash Value in the General Account and each Investment Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

  .   the cost of insurance charge;
  .   a monthly administrative charge;
  .   the charges for any riders.

Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; LESS
(ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

COST OF INSURANCE RATES. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.

NET AMOUNT AT RISK. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.

Monthly Administrative Charge. We assess a monthly administrative charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The maximum administrative charge that we can apply to Policies under any Group Contract can vary but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract we may modify the charge for that Group Contract.

Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts may not offer certain riders.

  . WAIVER OF MONTHLY DEDUCTIONS RIDER. This rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction. In some Group Contracts or other employer-sponsored programs, the charge for this rider will be included in the Cost of Insurance Charge rather than assessed per $1.00 of the waived monthly deduction.

  . CHILDREN'S LIFE INSURANCE RIDER. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the name Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

  . SPOUSE'S LIFE INSURANCE RIDER. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

  . ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

Mortality and Expense Risk Charge. We will deduct a daily charge from the Separate Account at a rate not to exceed .0024547% (an annual rate of 0.90%) of the net assets of each Investment Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Loan Interest Charge. We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5% (our current interest rate is 8% and our current crediting rate is 7.25%).

FEDERAL TAXES

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as (1) differences in legal requirements in the jurisdiction where the Policies are sold, (2) differences in actual or expected risks, expenses, policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds, and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges. Any such variations will be pursuant to administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.

ANNUAL FUND OPERATING EXPENSES

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and Fee Tables--"Fund Charges and Expenses" in this prospectus.

FEDERAL TAX MATTERS
================================================================================

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

IRS Circular 230 Notice: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Certificate or where a business is the owner of the Certificate covering the life of an employee, if certain notice and consent and other requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven years, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender, withdrawals, and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified
Endowment Contracts.   Distributions other than death benefits, including
distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any policy gain.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code
Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Guidance on Split Dollar Plans. The IRS has issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Under previous law, the estate tax applicable exclusion gradually rose to $3.5 million per person in 2009 and the estate tax was repealed in 2010 with a modified carryover basis for heirs.

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "2010 Act") has reinstated the estate and generation-skipping transfer taxes through the end of 2012 with lower top rates and larger exemptions.

The 2010 Act raises the applicable exclusion amount to $5,000,000. The top tax rate is set at 35%. A special irrevocable election was provided for estates of decedents who died in 2010. These estates may generally choose between the reinstated estate tax and the carryover basis rules which were in effect in 2010.

It is not known if Congress will make the temporary changes of the 2010 Act permanent, enact permanent repeal of the estate and the generation-skipping transfer taxes or otherwise modify the estate tax or generation-skipping transfer tax rules for years after 2012. Absent Congressional action, the law governing estate, gift and generation-skipping transfer taxes will revert on January 1, 2013 to the law that was in place on June 7, 2001.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the policy owners since the Company is the owner of the assets from which the tax benefits are derived.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

We currently offer the following riders under the Policy:

  .   Waiver of Monthly Deductions Rider
  .   Children's Life Insurance Rider
  .   Spouse's Life Insurance Rider
  .   Accelerated Death Benefit Settlement Option Rider

The Accelerated Death Benefit Settlement Option Rider is included in all Policies in states where the rider has been approved and cannot be terminated by the Contractholder or the Owner. The Contractholder (employer) may select one or more of the other riders as available riders for the Policy issued to the employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.

The Owner may select from among the riders chosen for the group by the Contractholder. The only exception is the Waiver of Monthly Deductions Rider. Once this rider is selected by the Contractholder, all Policies are issued with this rider. All riders chosen by the Contractholder, except the Waiver of Monthly Deductions Rider, may be terminated by the Owner at any time at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Policy. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

DISTRIBUTION OF THE POLICIES
================================================================================

DISTRIBUTING THE POLICIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).

MLIDC's principal offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800--289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers ("selling firms") who will sell the Policies through their registered representatives. We pay commissions to these selling firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy. We may compensate MetLife insurance agents and other MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")

COMMISSIONS PAID TO SELLING FIRMS

Selling firms will receive commissions based upon a commission schedule in the sales agreement with the Company and the principal underwriter. Selling firms compensate their registered representative agents. First- year commissions are based on a percentage of first-year premiums up to a guideline annual premium maximum. The first-year commissions are either zero (0), 14, or 15 percent. Renewal commissions are not paid.

COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES

MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.

Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 7% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a prior one-year period; (3) the persistency percentage of Products inforce through your Intermediary during a prior one-year period; and/or (4) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 7% under the current supplemental compensation plan.

The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., consulting or reinsurance arrangements).

More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.metlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.

Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

GENERAL PROVISIONS OF THE GROUP CONTRACT
================================================================================

ISSUANCE

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.

PREMIUM PAYMENTS

The Contractholder will give planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be specified in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

GRACE PERIOD

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums before the end of the grace period, the Group Contract will terminate. However, the Certificate will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company.

TERMINATION

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Certificate in effect will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. (See "Policy Benefits--Eligibility Change Conversion.")

RIGHT TO EXAMINE GROUP CONTRACT

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.

ENTIRE CONTRACT

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

GENERAL MATTERS RELATING TO THE POLICY
================================================================================

POSTPONEMENT OF PAYMENTS

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and or due proof of death of the Insured. We may postpone such payments, however, whenever:

  . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
  .   the SEC by order permits postponement for the protection of Owners; or
  . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

The Company may defer payments on any amount from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. We may use telephone, fax, internet or other means of communications to verify that payment from the Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Owners may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.

Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest at the rate of not less than 2 1/2% per year for the period of the deferment.

STATE VARIATIONS
================================================================================

This prospectus provides you with important information about the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. An Owner should contact our Administrative Office to review a copy of his or her policy and any applicable endorsements and riders.

LEGAL PROCEEDINGS
================================================================================

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

FINANCIAL STATEMENTS
================================================================================

The financial statements of the Company, General American Life Insurance Company and subsidiary and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company and of General American Life Insurance Company and subsidiary should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of General American Life Insurance Company and subsidiary, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

GLOSSARY
================================================================================

ADMINISTRATIVE OFFICE--The service office of the Company, the mailing address of which is MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-685-0124.

ATTAINED AGE--The Issue Age of the Insured plus the number of completed Policy Years.

ASSOCIATED COMPANIES--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

BENEFICIARY--The person(s) named in Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

CASH VALUE--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and in the Loan Account.

CASH SURRENDER VALUE--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

CERTIFICATE--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

CONTRACTHOLDER--The employer, association, sponsoring organization or trust that is issued a Group Contract.

EFFECTIVE DATE--The actual date coverage shall take effect which will be on or after the Issue Date.

EMPLOYEE--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

FACE AMOUNT--The minimum death benefit under the Policy so long as the Policy remains in force.

THE GENERAL ACCOUNT--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Policies as an option.

GROUP CONTRACT--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

INDEBTEDNESS--The sum of all unpaid Policy Loans and accrued interest charged on loans.

INDIVIDUAL INSURANCE--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

INSURED--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

INVESTMENT DIVISION--A subaccount of the Separate Account. Each Investment Division invests exclusively in an available underlying Fund.

INVESTMENT START DATE--The date the initial premium is applied to the General Account and to the Investment Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Administrative Office.

ISSUE AGE--The Insured's Age of the date the Policy is issued.

ISSUE DATE--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

LOAN ACCOUNT--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's General Account assets.

LOAN VALUE--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

MATURITY DATE--The Policy Anniversary on which the Insured reaches Attained Age 95.

MONTHLY ANNIVERSARY--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.

OWNER (OR YOU)--The Owner of a Policy, as designated in the application or as subsequently changed.

POLICY--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

POLICY ANNIVERSARY--The same date each year as the Issue Date.

POLICY MONTH--A month beginning on the Monthly Anniversary.

POLICY YEAR--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (OR THE COMMISSION)--The Securities and Exchange Commission.

SEPARATE ACCOUNT--Paragon Separate Account A, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

SPOUSE--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

VALUATION DATE--Each day that the New York Stock Exchange is open for regular trading.

VALUATION PERIOD--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Administrative Office.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.




Investment Company Act of 1940 Registration File No. 811-5382